U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

MERICOL, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	7370 (Primary Standard Industrial Classification Code Number)	33-1219696 (IRS Employer Identification No.)

 (Address, including zip code, Telephone and Facsimile Number including area code, of Registrant’s

Principal Executive Offices)

5795 Ave. Decelles, Ste. 511

Montreal, QC H3S2C4

Canada

Telephone (514) 9636339

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on form 8-K is filed to state that the PCAOB has revoked the registration of our prior auditor, Cordovano and Honeck, LLP as of October 13, 2011.

Item 4.01 – Changes in Registrant’s Certifying Accountant

a)

1)

On October 17, 2011, the Board of Directors of the Registrant recommended and approved the dismissal of Cordovano and Honeck, LLP as the Registrant’s independent registered public accounting firm effective October 17, 2011.

2)

The reports of Cordovano and Honeck, LLP on the Registrant’s consolidated financial statements for the fiscal year ended March 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  Their opinion included an uncertainty regarding the ability to continue as a going concern.

3)	The decision to change the Registrant’s independent registered public accounting firm was recommended and approved by the Registrant’s Board of Directors.

4)

During the fiscal year ended March 31, 2011 and through the date of this Form 8-K, there were no disagreements between the Registrant and Cordovano and Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck, LLP would have caused Cordovano and Honeck, LLP to make reference to the subject matter of the disagreements in connections with its report.

5)

Since April 8, 2011, Cordovano and Honeck, LLP served as Mericol Inc.’s independent public accounting form.  On October 13, 2011, The Public Company Accounting Oversight Board announced that it has permanently barred a Denver-based audit partner Samuel D. Cordovano, CPA and permanently revoked the registration of a registered public accounting firm because of the audit partner’s participation in audits while subject to a previous bar.  It was reported in PCAOB release can be viewed at:  http://pcaobus.org/News/Releases/Pages/10132011_Announce_Sanctions.aspx

6)

As of this date, Cordovano and Honeck, LLP is no longer registered with the PCAOB, and the Company may not include audited reports issued by Cordovano and Honeck, LLP in its filings with the Commission.

7)

The Registrant provided Cordovano & Honeck LLP with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Cordovano & Honeck LLP to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.  A copy of such letter, dated October 19, 2011, is filed as Exhibit 16.1 to this Report.

b)  On October 19, 2011, the Board of Directors of the Registrant recommended and approved the appointment of RONALD R. CHADWICK, P.C. as the Registrant’s independent registered public accounting firm, effective October 19, 2011.

During the fiscal year ended March 31, 2011 and through the date of this Form 8-K, neither the Registrant nor anyone acting on its behalf consulted RONALD R. CHADWICK, P.C.  regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Cordovano and Honeck, LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Cordovano and Honeck, LLP, would have caused Cordovano and Honeck, LLP to make reference to the matter in connection with its report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

Item 9.01 – Exhibits

 No.           Exhibits

16.1	Letter from Cordovano & Honeck LLP dated October 19, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2011	MERICOL, INC.

By: /s/ Sergiu Pojoga
Sergiu Pojoga, Chief Executive Officer and President

3